Investments in Affiliates	12 Months Ended
Dec. 31, 2014
Equity Method Investments and Joint Ventures [Abstract]
Investments in Affiliates
INVESTMENTS IN AFFILIATES
As part of Delphi’s continuing operations, it has investments in six non-consolidated affiliates accounted for under the equity method of accounting. These affiliates are not publicly traded companies and are located primarily in South Korea, China and Mexico. Delphi’s ownership percentages vary generally from approximately 20% to 50%, with the most significant investments in Delphi-TVS Diesel Systems Ltd (of which Delphi owns approximately 50%) and Promotora de Partes Electricas Automotrices, S.A. de C.V. (of which Delphi owns approximately 40%). The aggregate investment in non-consolidated affiliates was $98 million and $87 million at December 31, 2014 and 2013, respectively. Dividends of $0 million, $21 million and $63 million for the years ended December 31, 2014, 2013 and 2012, respectively, have been received from non-consolidated affiliates. No impairment charges were recorded for the years ended December 31, 2014, 2013 and 2012.
The following is a summary of the combined financial information of significant affiliates accounted for under the equity method for continuing operations as of December 31, 2014 and 2013 and for the years ended December 31, 2014, 2013 and 2012 (unaudited):

	December 31,
	2014	2013
	(in millions)
Current assets	$216	$206
Non-current assets	185	197
Total assets	$401	$403
Current liabilities	$128	$135
Non-current liabilities	81	99
Shareholders’ equity	192	169
Total liabilities and shareholders’ equity	$401	$403

	Year Ended December 31,
	2014	2013	2012
	(in millions)
Net sales	$624	$674	$683
Gross profit	143	141	113
Net income	41	39	23

A summary of transactions with affiliates is shown below:

	Year Ended December 31,
	2014	2013	2012
	(in millions)
Sales to affiliates	$57	$47	$69
Purchases from affiliates	55	54	56